UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2004

MarketWatch.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-108282	27-0064104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Battery Street
San Francisco, California    94111
(Address of principal executive offices including zip code)

(415) 733-0500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

MarketWatch.com, Inc. (f.k.a. NMP, Inc.) ("Holdco"), MarketWatch Media, Inc. (f.k.a. MarketWatch.com, Inc.) ("MarketWatch"), Pinnacor Inc. ("Pinnacor"), Maple Merger Sub, Inc. ("Maple Merger Sub") and Pine Merger Sub, Inc. ("Pine Merger Sub") entered into an Agreement and Plan of Merger, dated as of July 22, 2003 and as amended as of December 15, 2003 (the "Merger Agreement"), under which Maple Merger Sub merged with and into MarketWatch (the "MarketWatch Merger") and Pine Merger Sub merged with and into Pinnacor (the "Pinnacor Merger" and together with the MarketWatch Merger, the "Merger"). Upon the effectiveness of the Merger, each of MarketWatch and Pinnacor are wholly-owned subsidiaries of Holdco.

On January 15, 2004, the Pinnacor stockholders approved the terms and conditions of the Pinnacor Merger, and the MarketWatch stockholders approved the terms and conditions of the MarketWatch Merger and the issuance of the common stock of Holdco (the "Holdco Common Stock") in connection with the Pinnacor Merger. Pursuant to the terms and conditions of the Merger Agreement, MarketWatch stockholders receive one share of Holdco Common Stock for each share of the common stock of MarketWatch they owned, and Pinnacor stockholders receive either $2.42 in cash or 0.2659 of a share of Holdco Common Stock for each share of the common stock of Pinnacor they owned, on the effective date of the Merger. The Pinnacor stockholders receive in the aggregate $44.0 million in cash and approximately 6,048,000 shares of Holdco Common Stock, of which the cash portion was provided by MarketWatch's cash balance.

Immediately following the Merger, the former MarketWatch stockholders owned approximately 74%, and the former Pinnacor stockholders owned approximately 26%, of the outstanding Holdco Common Stock.

The issuance of Holdco Common Stock under the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to Holdco's Registration Statement on Form S-4, as amended (File No. 333-108282) (the "Registration Statement"), which was originally filed with the Securities and Exchange Commission (the "Commission") on August 27, 2003 and declared effective on December 22, 2003. The joint proxy statement-prospectus of MarketWatch and Pinnacor (the "Joint Proxy Statement-Prospectus") included in the Registration Statement contained additional information about the Merger and was mailed to the stockholders of MarketWatch and Pinnacor on or about December 24, 2003, in connection with their respective special stockholders meetings.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Holdco Common Stock is deemed to be registered under Section 12(g) of the Exchange Act. The Holdco Common Stock has been approved for quotation on the Nasdaq National Market and will trade under the ticker symbol "MKTW," the same ticker symbol previously used by MarketWatch. The description of the Holdco Common Stock contained under the caption "Comparison of Rights of Holders of MarketWatch Common Stock, Pinnacor Common Stock and Holdco Common Stock" in the Joint Proxy Statement-Prospectus is incorporated herein by reference.

The common stock of MarketWatch and Pinnacor were both registered pursuant to Section 12(g) of the Exchange Act and listed on the Nasdaq National Market. Each of MarketWatch and Pinnacor has delisted its common stock from the Nasdaq National Market and filed a Form 15 with the Commission to terminate the registration under the Exchange Act of its common stock.

Holdco's fiscal year will end on the 31st day of December in each year, the same fiscal year that previously covered MarketWatch and Pinnacor.

Item 5.  Other Events and Regulation FD Disclosure.

Procedure for Submitting Stockholder Proposals

Holdco's bylaws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of Holdco not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and the notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. For purposes of Holdco's 2004 annual meeting of stockholders (the "2004 Annual Meeting"), the anniversary date will be deemed to be May 29, 2004, the first anniversary of the date of MarketWatch's last annual stockholders meeting. Therefore, to be presented at Holdco's 2004 Annual Meeting, such a proposal must be received by Holdco after January 30, 2004, but no later than February 29, 2004. If a stockholder who has notified Holdco of his or her intention to present a proposal at the 2004 Annual Meeting does not appear or send a qualified representative to present his or her proposal at such meeting, Holdco need not present the proposal for a vote at the meeting.

All notices of proposals by stockholders, whether or not to be included in Holdco's proxy materials, should be sent to the attention of Douglas S. Appleton, the Secretary of Holdco, at 825 Battery Street, San Francisco, California 94111.

Item 7. Financial Statements and Exhibits.

a. Financial Statements of Businesses Acquired: Not applicable. The required financial statements were filed with Holdco's Registration Statement on Form S-4, as amended (File No. 333-108282), which was originally filed with the Securities and Exchange Commission on August 27, 2003 and became effective on December 22, 2003.

b. Pro Forma Financial Information: Not applicable. The required financial statements were filed with Holdco's Registration Statement on Form S-4, as amended (File No. 333-108282), which was originally filed with the Securities and Exchange Commission on August 27, 2003 and became effective on December 22, 2003.

c. Exhibits:
Exhibit No.	Description
99.1

Agreement and Plan of Merger, dated July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., Maple Merger Sub, Inc. and Pine Merger Sub, Inc. (Incorporated by reference to Exhibit 99.1 filed with MarketWatch.com, Inc.'s Report on Form 8-K (File No. 000-25113) on July 23, 2003).

99.2

Voting and Waiver Agreement, dated July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor, CBS Broadcasting Inc. and Pearson International Finance Ltd. (Incorporated by reference to Exhibit 99.2 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on July 23, 2003).

99.3

Form of Voting Agreement, dated as of July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc. and each of certain individual stockholders of Pinnacor Inc. (Incorporated by reference to Exhibit 99.3 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on July 23, 2003).

99.4

Form of Affiliates Agreement, dated as of July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc. and each of certain individual stockholders of Pinnacor Inc. (Incorporated by reference to Exhibit 99.4 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on July 23, 2003).

99.5

First Amendment to Agreement and Plan of Merger, dated as of December 15, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., Maple Merger Sub, Inc. and Pine Merger Sub, Inc. (Incorporated by reference to Exhibit 99.1 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on December 15, 2003).

99.6

Amendment No. 1 to Voting and Waiver Agreement, dated as of December 15, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor, CBS Broadcasting Inc. and Pearson International Finance Ltd. (Incorporated by reference to Exhibit 99.1 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on December 15, 2003).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETWATCH.COM, INC.

Date: January 29, 2004 By: _/s/ Joan P. Platt_______

Joan P. Platt
Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1

Agreement and Plan of Merger, dated July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., Maple Merger Sub, Inc. and Pine Merger Sub, Inc. (Incorporated by reference to Exhibit 99.1 filed with MarketWatch.com, Inc.'s Report on Form 8-K (File No. 000-25113) on July 23, 2003).

99.2

Voting and Waiver Agreement, dated July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor, CBS Broadcasting Inc. and Pearson International Finance Ltd. (Incorporated by reference to Exhibit 99.2 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on July 23, 2003).

99.3

Form of Voting Agreement, dated as of July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc. and each of certain individual stockholders of Pinnacor Inc. (Incorporated by reference to Exhibit 99.3 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on July 23, 2003).

99.4

Form of Affiliates Agreement, dated as of July 22, 2003, by and among NMP, Inc., MarketWatch.com, Inc. and each of certain individual stockholders of Pinnacor Inc. (Incorporated by reference to Exhibit 99.4 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on July 23, 2003).

99.5

First Amendment to Agreement and Plan of Merger, dated as of December 15, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor Inc., Maple Merger Sub, Inc. and Pine Merger Sub, Inc. (Incorporated by reference to Exhibit 99.1 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on December 15, 2003).

99.6

Amendment No. 1 to Voting and Waiver Agreement, dated as of December 15, 2003, by and among NMP, Inc., MarketWatch.com, Inc., Pinnacor, CBS Broadcasting Inc. and Pearson International Finance Ltd. (Incorporated by reference to Exhibit 99.1 filed with MarketWatch.com, Inc.'s Report on Form 8- K (File No. 000-25113) on December 15, 2003).